Description of Business and Liquidity	12 Months Ended
Mar. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business and Liquidity
Note 1—Description of Business and Liquidity
(A) Description of Business
Roivant Sciences Ltd. (inclusive of its consolidated subsidiaries, the “Company” or “RSL”) aims to improve health by rapidly delivering innovative medicines and technologies to patients. The Company does this by building biotech and healthcare technology companies (“Vants”) and deploying technology to drive greater efficiency in research and development and commercialization. In addition to biopharmaceutical subsidiaries, the Company also builds technology Vants focused on improving the process of developing and commercializing medicines. The Company was founded on April 7, 2014 as a Bermuda exempted limited company.
VTAMA
®
(tapinarof) cream was approved by the United States Food and Drug Administration (“FDA”) in May 2022 as the first and only
FDA-approved
steroid-free topical medication in its class for the treatment of plaque psoriasis in adult patients.
The Company has determined that it has one operating and reporting segment as it allocates resources and assesses financial performance on a consolidated basis. The Company’s subsidiaries are wholly owned subsidiaries and majority-owned or controlled subsidiaries. Refer to Note 4, “Investments” for further discussion of the Company’s investments in unconsolidated entities.
On September 30, 2021, RSL completed its business combination with Montes Archimedes Acquisition Corp. (“MAAC”), a special purpose acquisition company, and began trading on Nasdaq under the ticker symbol “ROIV.” Refer to Note 3, “Business Combination with MAAC” for additional details.
(B) Liquidity
The Company has incurred significant losses and negative cash flows from operations since its inception. As of March 31, 2022, the Company had cash and cash equivalents of approximately $2.1 billion and its accumulated deficit was approximately $2.8 billion. For the years ended March 31, 2022 and 2021, the Company incurred net losses of $924.1 million and $900.2 million, respectively. The Company has historically financed its operations primarily through the sale of equity securities, sale of subsidiary interests, debt financings and revenue generated from licensing and collaboration arrangements. Through March 31, 2022, the Company had not generated any revenue from the sale of its product candidates. Through its subsidiary Dermavant Sciences Ltd., the Company has launched its first commercial product, VTAMA cream, following approval by the FDA in May 2022.
The Company is subject to risks common to companies in the biopharmaceutical industry including, but not limited to, uncertainties related to commercialization of products, regulatory approvals to market its product candidates, dependence on key products, dependence on third-party service providers, such as contract research organizations, and protection of intellectual property rights. Management expects to incur additional losses in the future to fund its operations and conduct product research and development and recognizes the need to raise additional capital to fully implement its business plan.
The Company intends to raise such additional capital through the issuance of equity securities, debt financings or other sources in order to further implement its business plan. However, if such financing is not available at adequate levels, the Company will need to reevaluate its operating plan and may be required to delay the development of its product candidates or take other steps to conserve capital. The Company expects its existing cash and cash equivalents will be sufficient to fund its committed operating expenses and capital expenditure requirements for at least the next
12
months from the date of issuance of these consolidated financial statements.